SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)   May 15, 2002
                                                          ----------------------

                         MIRANT AMERICAS GENERATION, LLC
             (Exact name of registrant as specified in its charter)

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             Delaware                                     51-0390520
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    (State or other jurisdiction               (IRS Employer Identification
           of incorporation)                                  No.)

           1155 PERIMETER CENTER WEST, ATLANTA, GA           30338
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           (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code (678) 579-5000
                                                          ---------------------

                                       N/A
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                   (Former name or former address, if changed
                              since last report.)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Upon recommendation by Mirant Corporation's ("Mirant's") Audit Committee, Mirant's Board of Directors on May 15, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as the independent public accountants for Mirant Americas Generation, LLC (the "Company") and engaged KPMG LLP to serve as the Company's independent public accountants for 2002. The decision to change auditors is not a reflection of Andersen's capabilities, commitment or quality of service to Mirant or the Company. During its term as the Company's auditor, the Andersen team exhibited the highest degree of professionalism and quality service.

Andersen's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 15, 2002, stating its agreement with such statements.

During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are filed with this document.

     Exhibit
     Number                Description
     ----------            --------------

        16              Letter from Arthur Andersen LLP to the Securities and
                             Exchange Commission dated May 15, 2002




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 15, 2002                         MIRANT AMERICAS GENERATION, LLC


                                    By:      /s/ Stephen G. Gillis
                                            ---------------------------------
                                            Stephen G. Gillis
                                            Vice President and Controller
                                            (Principal Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit
Number                     Description
----------                ---------------

  16                    Letter from Arthur Andersen LLP to the Securities and
                              Exchange Commission dated May 15, 2002